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EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 17, 2003, in the Registration Statement on Form SB-2 of iBIZ Technology Corp.


                                       /s/ Farber & Hass LLP
                                       -----------------------------------------
                                       Oxnard, California
                                       May 7, 2003